Exhibit 99.1
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This Statement on Form 3 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Fileer:  Oaktree Capital Group, LLC

Date of Event Requiring Statement:  September 14, 2010

Issuer Name and Ticker or Trading Symbol:  CHTR
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                         OAKTREE CAPITAL GROUP, LLC

                         By: /s/ Richard Ting
                             ------------------------------
                         Name:  Richard Ting
                         Title: Managing Director, Associate General Counsel
                                and Assistant Secretary


                         By: /s/ Emily Alexander
                             -------------------------------
                         Name:  Emily Alexander
                         Title: Senior Vice President


                         OAKTREE FUND GP I, L.P.

                         By: /s/ Richard Ting
                             ------------------------------
                         Name:  Richard Ting
                         Title: Authorized Signatory


                         By: /s/ Emily Alexander
                             -------------------------------
                         Name:  Emily Alexander
                         Title: Authorized Signatory


                         OAKTREE CAPITAL I, L.P.

                         By: OCM Holdings I, LLC
                         Its: General Partner

                         By: /s/ Richard Ting
                             ------------------------------
                         Name:  Richard Ting
                         Title: Managing Director and Associate General Counsel


                         By: /s/ Emily Alexander
                             -------------------------------
                         Name:  Emily Alexander
                         Title: Senior Vice President


                         OCM HOLDINGS I, LLC

                         By: /s/ Richard Ting
                             ------------------------------
                         Name:  Richard Ting
                         Title: Managing Director and Associate General Counsel


                         By: /s/ Emily Alexander
                             -------------------------------
                         Name:  Emily Alexander
                         Title: Senior Vice President


                         OAKTREE HOLDINGS, LLC

                         By: Oaktree Capital Group, LLC
                         Its: Managing Member

                         By: /s/ Richard Ting
                             ------------------------------
                         Name:  Richard Ting
                         Title: Managing Director, Associate General Counsel
                                and Assistant Secretary


                         By: /s/ Emily Alexander
                             -------------------------------
                         Name:  Emily Alexander
                         Title: Senior Vice President